EXHIBIT 8.1

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
ACHILLEAS MARITIME CORPORATION.	Liberia	100%
ADELE SHIPPING CO.	Liberia	100%
ALFORD SHIPPING CO	Liberia	100%
ALNESS SHIPPING CO.	Liberia	100%
ALTON SHIPPING CO	Liberia	100%
ARNISH SHIPPING CO	Liberia	100%
BAILS SHIPPING CO.	Liberia	100%
BARKLEY SHIPPING CO.	Liberia	100%
BASTIAN SHIPPING CO.	Liberia	100%
BERG SHIPPING CO.	Liberia	100%
BOWNESS SHPPING CO	Liberia	100%
CADENCE SHIPPING CO.	Liberia	100%
CAPETANISSA MARITIME CORPORATION.	Liberia	100%
CARAVOKYRA MARITIME CORPORATION.	Liberia	100%
CARRAN SHIPPING CO.	Liberia	100%
CHRISTOS MARITIME CORPORATION.	Liberia	100%
COLTON SHIPPING CO	Liberia	100%
CONLEY SHIPPING CO.	Liberia	100%
COSTACHILLE MARITIME CORPORATION.	Liberia	100%
COTNESS SHIPPING CO.	Liberia	100%
CRERAN SHIPPING CO	Liberia	100%
DAINA SHIPPING CO	Liberia	100%
DALNESS SHIPPING CO.	Liberia	100%
DALSTON SHIPPING CO	Liberia	100%
DURNESS SHIPPING CO	Liberia	100%
DUVAL SHIPPING CO.	Liberia	100%
EVANTONE SHIPPING CO.	Liberia	100%
FANAKOS MARITIME CORPORATION.	Liberia	100%
FARLETON SHIPPING CO	Liberia	100%
FINNEY SHIPPING CO.	Liberia	100%
FIRMINO SHIPPING CO.	Liberia	100%
FORTROSE SHIPPING CO.	Liberia	100%
GLASSERTON SHIPPING CO	Liberia	100%
GREALIN SHIPPING CO.	Liberia	100%
HACKNESS SHIPPING CO.	Liberia	100%
HARDEN SHIPPING CO.	Liberia	100%
HARDISTY SHIPPING CO.	Liberia	100%
HOLLER SHIPPING CO.	Liberia	100%
INVERIE SHIPPING CO.	Liberia	100%
INVIRIE SHIPPING CO.	Liberia	100%
JODIE SHIPPING CO.	Liberia	100%
KALAMATA SHIPPING CORPORATION.	Liberia	100%
KAYLEY SHIPPING CO.	Liberia	100%
KELSEN SHIPPING CO.	Liberia	100%
LENTON SHIPPING CO	Liberia	100%
LENTRAN SHIPPING CO.	Liberia	100%
LOCKNESS SHIPPING CO	Liberia	100%
LOCKTON SHIPPING CO	Liberia	100%
LONGLEY SHIPPING CO.	Liberia	100%
LUPTON SHIPPING CO	Liberia	100%
LYNESS SHIPPING CO	Liberia	100%
MADELIA SHIPPING CO.	Liberia	100%
MARINA MARITIME CORPORATION.	Liberia	100%
MERTEN SHIPPING CO.	Liberia	100%
NAVARINO MARITIME CORPORATION.	Liberia	100%
NERIDA SHIPPING CO.	Liberia	100%
NESS SHIPPING CO	Liberia	100%
NISBET SHIPPING CO.	Liberia	100%

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
NML EBURY TRADER SA	Liberia	39%*
NML IGM AMETHYST SA	Liberia	39%*
NML SPM ALPHA SA	Liberia	39%*
NML SPM BHEEM SA	Liberia	39%*
NML SPM NEEL PRATAR 150 SA	Liberia	39%*
NML VENI S.A.	Liberia	39%*
NOVARA SHIPPING CO.	Liberia	100%
ORRIN SHIPPING CO.	Liberia	100%
PEDDAR SHIPPING CO.	Liberia	100%
PERCY SHIPPING CO.	Liberia	100%
PLANGE SHIPPING CO.	Liberia	100%
QUENTIN SHIPPING CO.	Liberia	100%
RADER SHIPPING CO.	Liberia	100%
RAYMOND SHIPPING CO.	Liberia	100%
REDDICK SHIPPING CO.	Liberia	100%
REEDNESS SHIPPING CO	Liberia	100%
RENA MARITIME CORPORATION.	Liberia	100%
ROCKWELL SHIPPING CO.	Liberia	100%
ROGART SHIPPING CO.	Liberia	100%
SANDER SHIPPING CO.	Liberia	100%
SAVAL SHIPPING CO.	Liberia	100%
SIMONE SHIPPING CO.	Liberia	100%
SINGLETON SHIPPING CO.	Liberia	100%
SPEDDING SHIPPING CO.	Liberia	100%
STEWARTON SHIPPING CO	Liberia	100%
SUNWICK SHIPPING CO	Liberia	100%
TANERA SHIPPING CO.	Liberia	100%
TATUM SHIPPING CO.	Liberia	100%
TERANCE SHIPPING CO.	Liberia	100%
TOTNESS SHIPPING CO.	Liberia	100%
TIMPSON SHIPPING CO.	Liberia	100%
UNDINE SHIPPING CO.	Liberia	100%
URIZA SHIPPING S.A.	Liberia	100%
VERANDI SHIPPING CO.	Liberia	100%
VERNES SHIPPING CO.	Liberia	100%
VIRNA SHIPPING CO.	Liberia	100%
WALSTON SHIPPING CO	Liberia	100%
WESTER SHIPPING CO.	Liberia	100%
WIDNESS SHIPPING CO..	Liberia	100%
WRABNESS SHIPPING CO..	Liberia	100%
AINSLEY MARITIME CO.	Marshall Islands	100%
AMBROSE MARITIME CO.	Marshall Islands	100%
BEARDMORE MARITIME CO.	Marshall Islands	100%
BENEDICT MARITIME CO.	Marshall Islands	100%
BERTRAND MARITIME CO.	Marshall Islands	100%
COSTAMARE CHINA PARTICIPATIONS INC.	Marshall Islands	100%
COSTAMARE CHINA HOLDINGS INC.	Marshall Islands	100%
COSTAMARE VENTURES INC.	Marshall Islands	100%
FAIRBANK MARITIME CO.	Marshall Islands	100%
GEYER MARITIME CO.	Marshall Islands	100%
HYDE MARITIME CO.	Marshall Islands	100%
KEMP MARITIME CO.	Marshall Islands	100%
NML AGHIA DYNAMI LLC	Marshall Islands	39%*
NML AGHIA MARINA LLC	Marshall Islands	39%*
NML ALDEBARAN LLC.	Marshall Islands	39%*
NML AM PANTHER LLC	Marshall Islands	39%*
NML AM PEARL LLC	Marshall Islands	39%*
NML AM PHOENIX LLC	Marshall Islands	39%*
NML AM PRECIOUS LLC	Marshall Islands	39%*
NML AM PROSPERITY LLC.	Marshall Islands	39%*
NML ATHENS TRADER LLC.	Marshall Islands	39%*

Name of Subsidiary	Jurisdiction of Incorporation	Proportion of Ownership Interest
NML ATLAS LLC.	Marshall Islands	39%*
NML BULK COLOMBIA LLC.	Marshall Islands	39%*
NML BULK HONDURAS LLC.	Marshall Islands	39%*
NML CLARABELLE LLC.	Marshall Islands	39%*
NML COHIBA LLC.	Marshall Islands	39%*
NML CRETANSEA LLC.	Marshall Islands	39%*
NML ELEOVRYTISSA LLC	Marshall Islands	39%*
NML ENERGY DUCHESS LLC	Marshall Islands	39%*
NML ENERGY EMPRESS LLC	Marshall Islands	39%*
NML ENERGY PACE LLC	Marshall Islands	39%*
NML ENERGY PARADISE LLC	Marshall Islands	39%*
NML ENERGY PARTNER LLC	Marshall Islands	39%*
NML ENERGY PASSION LLC	Marshall Islands	39%*
NML ENERGY SWAN LLC	Marshall Islands	39%*
NML ETHRA DIAMOND LLC.	Marshall Islands	39%*
NML ETHRA I LLC.	Marshall Islands	39%*
NML ETHRA II LLC.	Marshall Islands	39%*
NML ETHRA WAVE LLC.	Marshall Islands	39%*
NML FORTUNELIT LLC	Marshall Islands	39%*
NML GERANIUM LLC.	Marshall Islands	39%*
NML GLAMLIT LLC	Marshall Islands	39%*
NML HASOONLIT LLC	Marshall Islands	39%*
NML HOLDING LLC.	Marshall Islands	39%*
NML IPOMEA LLC.	Marshall Islands	39%*
NML LANTANA LLC.	Marshall Islands	39%*
NML LIMA TRADER LLC.	Marshall Islands	39%*
NML MAERSK NADI LLC	Marshall Islands	39%*
NML MAERSK NANSHA LLC	Marshall Islands	39%*
NML MAERSK NILE LLC	Marshall Islands	39%*
NML MAITACA ARROW LLC.	Marshall Islands	39%*
NML MANILA TRADER LLC.	Marshall Islands	39%*
NML MEZEREON LLC	Marshall Islands	39%*
NML NERINE LLC	Marshall Islands	39%*
NML NIGHTSHADE LLC.	Marshall Islands	39%*
NML NOR NAOMI LLC.	Marshall Islands	39%*
NML OSLO TRADER LLC.	Marshall Islands	39%*
NML PORTAITISSA LLC	Marshall Islands	39%*
NML ROME TRADER LLC.	Marshall Islands	39%*
NML STARWORT LLC	Marshall Islands	39%*
NML SUPERBA LLC.	Marshall Islands	39%*
NML TAZ LLC	Marshall Islands	39%*
NML TRUSTEE LLC.	Marshall Islands	39%*
NML TURNSOL LLC	Marshall Islands	39%*
NML VENI LLC	Marshall Islands	39%*
SCHOFIELD MARITIME CO.	Marshall Islands	100%
SKERRETT MARITIME CO.	Marshall Islands	100%
SYKES MARITIME CO.	Marshall Islands	100%
NEPTUNE MARITIME LEASING LIMITED	Jersey Islands	39%*

* Costamare Inc. is the controlling shareholder of Neptune Maritime Leasing Limited (“Neptune”) and its subsidiaries, through its ownership of a special share which carries 75% of the voting rights of Neptune.